UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 1000 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2014 our shareholders adopted an amendment (the “First Plan Amendment”) to the Second Amended and Restated Rentech, Inc. 2009 Incentive Award Plan (the “Second Restated Plan”) at our Annual Meeting of Shareholders. The First Plan Amendment increases the number of shares available for grant under the Second Restated Plan by 6,317,000.

The foregoing summary of the First Plan Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Plan Amendment, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Rentech, Inc. was held on July 1, 2014.

(b)	The results of the matters submitted to a shareholder vote at the annual meeting were as follows:

1.	Board Expansion Proposal: The proposal to increase the size of the Board of Directors of Rentech from nine seats to ten seats did not receive the affirmative vote of the holders of two-thirds or more of the voting power of the outstanding shares and did not pass.

Votes For	Votes Against	Abstain	Broker Non-Votes
176,749,914	11,605,679	464,640	53,928,811

2.	Election of Directors: Our shareholders elected the following three directors to each serve a three-year term expiring on the date of the 2017 annual meeting of shareholders or until his successor has been qualified and elected.

Director	Votes For	Votes Withheld	Broker Non-Votes
Michael S. Burke	175,470,019	13,350,214	53,928,811
General (ret) Wesley K. Clark	167,730,998	21,089,235	53,928,811
Ronald M. Sega	174,582,998	14,237,235	53,928,811

3.	Majority Voting Proposal: The proposal to approve amendments to our bylaws to adopt a majority vote standard in future uncontested director elections did not receive the affirmative vote of the holders of two-thirds or more of the voting power of the outstanding shares and did not pass.

Votes For	Votes Against	Abstain	Broker Non-Votes
181,497,739	5,090,962	2,231,532	53,928,811

4.	First Plan Amendment: Our shareholders approved the adoption of the first amendment to the Second Amended and Restated 2009 Incentive Award Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
143,569,583	41,130,745	4,119,705	53,928,811

5.	Advisory Vote on Executive Compensation (“Say-on-Pay”): Our shareholders approved the Say-on-Pay proposal.

Votes For	Votes Against	Abstain	Broker Non-Votes
171,865,719	14,240,939	2,713,575	53,928,811

6.	Ratification of Selection of Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2014.

Votes For	Votes Against	Abstain	Broker Non-Votes
237,622,964	1,677,351	3,448,729	n/a

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 10.1	First Plan Amendment to Second Amended and Restated 2009 Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: July 2, 2014	By:	/s/ Colin Morris
Colin Morris
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

Exhibit 10.1	First Plan Amendment to Second Amended and Restated 2009 Incentive Award Plan.